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                                  EXHIBIT 32.1
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                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report on Form 10-QSB of NanoPierce Technologies, Inc. for the quarter ended March 31, 2005, I, Paul H. Metzinger, President and Chief Executive Officer of NanoPierce Technologies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  to  my  knowledge,  that:

     a) such Quarterly Report on Form 10-QSB of NanoPierce Technologies, Inc. for the quarter ended March 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b) the information contained in such Quarterly Report on Form 10-QSB of NanoPierce Technologies, Inc. for the quarter ended March 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of NanoPierce Technologies, Inc.


                                   /s/Paul H. Metzinger
                                   --------------------------------------------
                                   Paul H. Metzinger, Chief Executive Officer &
                                   President


Date:  May 16, 2005


          A signed original of this written statement required by Section 906 has been provided to NanoPierce Technologies, Inc. and will be retained by NanoPierce Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.